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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                   ----------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1999



                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)



 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                08809
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(Address of principal executive offices)                             (Zip Code)



        Registrant's telephone number, including area code (908) 730-7630

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Item 4. Changes in Registrant's Certifying Accountant.

     The Registrant dismissed Arthur Andersen LLP as its independent auditors effective April 30, 1999. The decision to dismiss Arthur Andersen LLP as auditors was recommended by the Registrant's Board of Directors and Audit Committee. The Registrant anticipates retaining a "big five" accounting firm to serve as its independent auditors for 1999. For the fiscal years ended December 31, 1998 and 1997 and up to May 7, 1999, there have been no disagreements with Arthur Andersen LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1998 and 1997 expressed an unqualified opinion.

Item 7. Exhibits.

     The following exhibits is filed with this Current Report on Form 8-K/A.

     Exhibit No.                        Description.
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     16                                 Letter from Arthur Andersen LLP


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     Exhibit No.                   Description                          Page No.
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     16                            Letter from Arthur Andersen LLP       5




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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity
Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  UNITY BANCORP, INC.
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                                     (Registrant)

Dated: May 10, 1999               By: /s/ KEVIN KILLIAN
                                      ------------------------------------------
                                          KEVIN KILLIAN, Chief Financial Officer


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